UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 6, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.02   Termination of a Material Definitive Agreement.

Reference is made to Note 3 - Rate and Regulatory Matters (Federal-Regional Transmission Organization) to financial statements under Part II, Item 8, of the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, of Ameren Corporation (“Ameren”), Union Electric Company, doing business as AmerenUE (“UE”) and Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), for a discussion of the transfer of functional control (but not ownership) of UE’s and CIPS’ electric transmission systems to the Midwest Independent Transmission System Operation, Inc., (“MISO”) through GridAmerica LLC. On April 6, 2005, UE and CIPS provided written notice to GridAmerica LLC, its affiliates, and the other transmission owning companies which participate in the MISO through GridAmerica LLC (American Transmission Systems, Inc., a subsidiary of FirstEnergy Corp. and Northern Indiana Public Service Company, a subsidiary of NiSource, Inc., referred to collectively with UE and CIPS, as the “GridAmerica Companies”) of their withdrawal from the GridAmerica independent transmission company (“ITC”) and termination of their participation under the Amended and Restated Master Agreement (“Master Agreement”) and Amended and Restated Operation Agreement (“Operation Agreement”), each dated February 14, 2003. The notice was given because UE and CIPS believe that their continuing participation in the MISO through GridAmerica LLC would not provide them with significant added value over participating directly in the MISO as their affiliates, Central Illinois Light Company, doing business as AmerenCILCO, and Illinois Power Company, doing business as AmerenIP, are currently doing. UE’s and CIPS’ withdrawal and termination will be effective November 1, 2005. The Master Agreement, which is by and among GridAmerica, LLC, GridAmerica Holdings, Inc., National Grid USA, and the GridAmerica Companies, generally provides for the conditions to the initial commencement of services by GridAmerica LLC and the rights and obligations of the parties with respect to a possible future divestiture of transmission facilities to GridAmerica LLC. The Operation Agreement, the parties to which include the GridAmerica Companies and GridAmerica LLC, provides for the terms and conditions on which GridAmerica LLC will manage the transmission facilities owned by the GridAmerica Companies. Copies of the Master Agreement and Operation Agreement were filed as Exhibits 10.19 and 10.20, respectively, to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. UE’s and CIPS’ notice of withdrawal and termination was provided in accordance with the terms of these agreements and no early termination penalties are assessed by these agreements on UE or CIPS for taking this action. Upon the November 1, 2005 withdrawal from the GridAmerica ITC and the termination of participation in the above agreements, UE and CIPS will participate directly in the MISO.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Central Illinois Public Service Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: April 7, 2005